GOODWILL, CORE DEPOSIT INTANGIBLE AND OTHER ASSETS (Tables)	12 Months Ended
Dec. 31, 2012
GOODWILL, CORE DEPOSIT INTANGIBLE AND OTHER ASSETS
Schedule of intangible assets (excluding goodwill)

	December 31,
(Dollars in thousands)	2012	2011
Core deposit premiums, gross carrying amount	$3,438	$3,438
Other intangibles	646	646

	4,084	4,084
Accumulated amortization	(3,924)	(3,719)

Net	$160	$365

Schedule of future amortization expenses of the intangibles

(Dollars in thousands)
2013	160

$160